  FPA Short Duration Government ETF
  FPAS

Summary Prospectus  January 31, 2026

Before you invest, you may want to review the Fund's prospectus, which contains more information about the FPA Short Duration Government ETF (the "Fund") and its risks. You can find the Fund's Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://fpas.fpa.com/#resources You may also obtain this information at no cost by calling (800) 638-3060 or by sending an e-mail request to FPAFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2026, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The FPA Short Duration Government ETF (the "Fund") seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee		0.25%
Distribution and Service (12b-1) Fees		None
Other Expenses		8.65%
Interest Expense	0.01%
All Other Expenses	8.64%
Total Annual Fund Operating Expenses		8.90%
Fee Waiver and Expense Reimbursement[1]		(8.80)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.10%

1  The Fund's investment adviser has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any leverage expense, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses), to 0.09% of the Fund's average daily net assets through October 31, 2027. The Fund's investment adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may only be terminated before its expiration date by the Board of Trustees of Investment Managers Series Trust III.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$10	$1,616	$3,310	$7,000

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year ended September 30, 2025, the Fund's portfolio turnover rate was 228% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund has adopted a policy to invest, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and in repurchase agreements in respect of such securities, the Fund's investment adviser, First Pacific Advisors, LP (the "Adviser"), expects to invest under normal market conditions, at least 90% of the Fund's assets in such securities. The securities in which the Fund invests include those backed by the full faith and credit of the U.S government (such as Treasury Notes, Treasury Bills and the Government National Mortgage Association ("GNMA")) and those that are issued, but neither insured nor guaranteed by, the U.S. government (such as securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may also invest up to 10% of its total assets in other investment grade debt instruments, shares of exchange-traded funds ("ETFs") and other mutual funds (including money market fund shares), reverse repurchase agreements, cash and cash equivalent securities. Investment grade debt instruments are those rated in BBB- or higher categories by S&P Global Ratings, a division of McGraw Hill Companies Inc. ("S&P") or the equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings Ltd. ("Fitch") and others, or, if unrated, determined by the Adviser to be of comparable credit quality.

Under normal market conditions, the effective duration of the Fund's portfolio is expected to be approximately one to five years. The Fund may invest in individual bonds of any maturity or duration. Generally, the longer a bond's duration, the more sensitive its price is to interest rate fluctuations. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose by one percentage point, all things being equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell by one percentage point, all things being equal.

The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund's investment objective.

The Adviser may sell all or a portion of a position held in the Fund when in its opinion one or more of the following occurs, among other reasons: (1) there has been a negative change in the credit quality of the issuer; (2) the portfolio manager has identified a more attractive opportunity; (3) when the portfolio manager seeks to manage the Fund's duration or tax position; or (4) the Fund requires cash to meet redemption requests.

PRINCIPAL RISKS

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. Many factors affect the Fund's net asset value per share ("NAV") and performance. There can be no assurance that the Fund will achieve its investment objective.

Government-Sponsored Entities Risk. The Fund's investment in U.S. government obligations such as Treasury Bills, Treasury Notes and bonds are backed by the full faith and credit of the United States. GNMA securities, like U.S. Treasuries, are guaranteed and backed by the full faith and credit of the U.S. government and generally are considered to be of the highest credit quality. Although U.S. government-sponsored enterprises such as the FHLMC may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a one percentage point increase in interest rates, all things being equal. Falling interest rates also create the potential for a decline in the Fund's income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund's investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular investment, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of that security may also decline.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities may be subject to "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If an issuer exercises this right when interest rates fall, the Fund may not benefit from the rise in market price that normally accompanies a decline in interest rates, and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund's NAV and possibly face delisting.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund's NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund's NAV.

•  Trading Issues Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•  Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•  Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Portfolio Turnover Risk. Active and frequent trading of the Fund's portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund's performance. A high rate of portfolio turnover is 100% or more.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks' interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia's invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States' relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder's ability to exchange or redeem Fund Shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

PERFORMANCE

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compared with those of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, and the Bloomberg 1-5 Year Treasury Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund's performance information is accessible on the Fund's website at https://fpas.fpa.com or by calling (800) 982-4372.

Calendar Year Total Return (before taxes)
For each calendar year at NAV per share

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Highest Calendar Quarter Return at NAV  2.87%  Quarter Ended 3/31/25

Lowest Calendar Quarter Return at NAV  1.05%  Quarter Ended 12/31/25

Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Since Inception (10/31/24)
Return Before Taxes	6.84%	5.57%
Return After Taxes on Distributions[1]	4.78%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.02%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2]	7.30%	5.68%
Bloomberg 1-5 Year Treasury Index (reflects no deduction for fees, expenses or taxes)[3]	5.84%	5.24%

1  After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2  The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, agency-backed securities, and commercial mortgage-backed securities (agency and non-agency).

3  The Bloomberg 1-5 Year Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

INVESTMENT ADVISER

First Pacific Advisors, LP is the Fund's investment adviser.

PORTFOLIO MANAGER

Abhijeet Patwardhan, Partner of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Patwardhan has served as the portfolio manager of the Fund since its inception October 31, 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called "Creation Units." Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund's Shares may trade at a price greater than (premium) or less than (discount) the Fund's NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the "bid-ask spread"). Recent information, including the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at https://fpas.fpa.com.

TAX INFORMATION

The Fund's distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Distribution Services, LLC, the Fund's distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.